UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2020, the Board of Directors of Spire Inc., a Missouri corporation (“Spire”), approved amendments to Spire’s bylaws effective as of October 21, 2020. As amended, the bylaws permit the Board of Directors, subject to such guidelines and procedures as the Board of Directors shall adopt, to hold remote meetings of the shareholders. The amended bylaws also (1) specify additional required content for the notice of a shareholder meeting if held remotely; (2) no longer state that “[d]irectors need not be shareholders of the Company”; (3) no longer require a director to retire from the Board at the annual meeting following the director’s 75th birthday, as this requirement is included in the Corporate Governance Guidelines; and (4) include other minor language changes intended to replace outdated language in the bylaws.

Additionally, Section 9 of Article III of the amended bylaws requires, in addition to existing requirements, that any proposed director nominee execute and submit a written questionnaire with respect to the background and qualification of the proposed nominee and a written statement and agreement representing that the proposed nominee has read and agrees to adhere to the Company's Corporate Governance Guidelines, Code of Business Conduct, Related Party Transaction Policy and Procedures, and any other of the Company’s policies or guidelines applicable to directors.

A redlined copy of Spire’s bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

3.1	Bylaws of Spire Inc., as amended, effective as of October 21, 2020, redlined for amendments
3.2	Bylaws of Spire Inc., as amended, effective as of October 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	October 22, 2020	By:	/s/ Ellen L. Theroff
Ellen L. Theroff Vice President, Chief Governance Officer and Corporate Secretary